UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-22031
RiverSource LaSalle International Real Estate Fund, Inc.
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
Annual Report

Annual Report

RiverSource LaSalle International Real Estate Fund

Annual Report for the Period Ended
December 31, 2010

RiverSource LaSalle International Real Estate Fund seeks long-term capital appreciation and, secondly, current income.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	2

Manager Commentary	4

Portfolio of Investments	8

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Investment Assets	16

Financial Highlights	17

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	34

Federal Income Tax Information	36

Board Members and Officers	37

Proxy Results	43

Proxy Voting	43

On Feb. 15, 2011, Stockholders of RiverSource LaSalle International Real Estate Fund, Inc. at a Special Meeting of Stockholders (the Special Meeting) approved a proposal that the Fund be acquired by Columbia Real Estate Equity Fund (the Open-End Fund), an open-end fund which is a series of Columbia Funds Series Trust I (the Acquisition). Both the Fund and the Open-End Fund are managed by Columbia Management Investment Advisers, LLC. As consideration for their shares, holders of the Fund’s Common Stock will receive Class Z shares of the Open-End Fund with a value equal to the net asset value of their shares of the Fund’s Common Stock on the closing date of the Acquisition, which is anticipated to occur on or about April 8, 2011. Redemptions and exchanges of shares of the Open-End Fund issued pursuant to the Acquisition would be subject to a redemption fee of 2% for a period of one year following the closing date of the Acquisition.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  1

Your Fund at a Glance

FUND SUMMARY

>	RiverSource LaSalle International Real Estate Fund (the Fund) Common Stock gained 18.88%, based on net asset value, and 38.42%, based on market price, for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed the FTSE NAREIT Equity REITs Index, which rose 27.95% for the 12-month period

>	The Fund underperformed the UBS Global Investors Index, which increased 23.51% for the same period.

>	The Fund outperformed the UBS Global Investors Index (excluding US), which rose 18.87% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

			Since
	1 year	3 years	inception
RiverSource LaSalle International Real Estate Fund
Net Asset Value	+18.88%	-7.37%	-11.74%	(a)

Market Price	+38.42%	-5.20%	-14.13%	(b)

FTSE NAREIT Equity REITs Index(1) (unmanaged)	+27.95%	+0.65%	-4.42%	(c)

UBS Global Investors Index(2) (unmanaged)	+23.51%	-3.20%	-7.26%	(c)

UBS Global Investors Index (excluding US)(3) (unmanaged)	+18.87%	-6.63%	-9.56%	(c)

(a)	Since inception total return for net asset value (NAV) is from the opening of business on May 30, 2007, and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $23.88.

(b)	Since inception total return for market price is based on the initial offering price on May 25, 2007, which was $25.00 per share.

(c)	Index data is from May 30, 2007.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

2  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

(1)	The FTSE NAREIT Equity REITs Index measures the performance of all publicly-traded U.S. real estate trusts that are equity real estate investment trusts (REITs), as determined by the National Association of Real Estate Investment Trusts.

(2)	The UBS Global Investors Index measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent.

(3)	The UBS Global Investors Index (excluding US) measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. This index represents real estate securities in over 21 countries, excluding the United States.

PRICE PER SHARE

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Market price	$9.40	$9.31	$6.98	$7.76

Net asset value	9.93	9.84	8.19	9.20

DISTRIBUTIONS PAID PER COMMON SHARE

Payable date	Per share amount
March 29, 2010	$0.0850

June 21, 2010	0.0850

Sept. 22, 2010	0.1500

Dec. 20, 2010	0.4213

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  3

Manager Commentary

LaSalle Investment Management (Securities), L.P. and LaSalle Investment Securities B.V., two independent money managers, manage RiverSource LaSalle International Real Estate Fund’s portfolio.

Dear Stockholders,

RiverSource LaSalle International Real Estate Fund (the Fund) Common Stock gained 18.88%, based on net asset value, and 38.42%, based on market price, for the 12-months ended Dec. 31, 2010. In comparison, the FTSE NAREIT Equity REITs Index (FTSE Index) of U.S. real estate companies rose 27.95%, the UBS Global Investors Index of global real estate stocks gained 23.51%, and the UBS Global Investors Index (excluding US) rose 18.87% in the same period.

The Fund is a closed-end fund. The Fund’s subadvisers may allocate up to 30% of the Fund’s portfolio assets to dividend capture trades to enhance the potential current income of the Fund. The Fund invests, under normal market conditions, at least 80% of its “managed assets” (as defined in Note 1 in the Notes to Financial Statements) in equity or equity-related securities of international real estate companies.

COUNTRY BREAKDOWN(1) (at Dec. 31, 2010)

Australia	21.1%

Canada	4.5%

Finland	0.8%

France	9.5%

Hong Kong	6.3%

Italy	0.8%

Japan	10.3%

Jersey	1.3%

Netherlands	5.8%

Singapore	5.7%

Sweden	2.6%

Switzerland	1.7%

United Kingdom	11.6%

United States	17.2%

Other(2)	0.8%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

4  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Significant performance factors
There was significant improvement in the investment real estate market — and in the broad financial market — in 2010. Investors and strategists came into the year with considerable relief that the financial crisis of the prior eighteen months was subsiding. A vigorous recovery has taken hold in the developing countries in the Asia-Pacific region. Underpinned by a healthy Chinese economy, property and general business has moved forward at a rapid pace in Hong Kong and Singapore. Australia is benefitting from an increased appetite for natural resources from China and other countries. New development is a factor in this region, and governments are concerned with inflation and are trying to cool booming property markets, particularly residential housing but with increased scrutiny of all types of real estate investment.

The more mature economies in the West (and Japan) are on a different track, with slow but positive growth, low inflation, and low interest rates. In almost all instances, real estate fundamentals have turned up, with higher retail sales and stable-to-improving vacancy rates. In this environment, institutional interest in core income-producing properties is

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Westfield Group (Australia)	7.9%

Unibail-Rodamco SE (France)	5.5%

GPT Group (Australia)	4.2%

Dexus Property Group (Australia)	4.0%

Corio NV (Netherlands)	3.4%

Hongkong Land Holdings Ltd. (Hong Kong)	3.2%

CapitaLand Ltd. (Singapore)	2.8%

British Land Co. PLC (United Kingdom)	2.7%

Mitsubishi Estate Co., Ltd. (Japan)	2.6%

Westfield Retail Trust (Australia)	2.6%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

triggering valuation recovery, and the stage is being set for improvement in net operating income performance and increased company earnings.

Positive contributors to the Fund’s return in 2010 included stock selection in Continental Europe and Hong Kong. The dividend-capture program in U.S. real estate investment trusts performed in-line with the FTSE Index of U.S. real estate companies. Stock selection in Japan and Singapore made negative contributions to relative performance.

Positive contributors to the Fund’s return came from holdings in NTT Urban (Japan), Hongkong Land, and Stockland (Australia). Negative contributors included holdings in Corio NV (Netherlands) and CapitaLand (Singapore).

Changes to the Fund’s portfolio
Our investment process for the international portion of the Fund’s portfolio is driven by our estimates of the intrinsic values of the stocks in our investment universe, and our evaluation of the relative values offered by property sectors and individual stocks. In the international portion of the portfolio, a larger percentage of assets was invested at the end of the year compared with the beginning of the year in Singapore, Australia, and Canada. Percentage holdings were less at year end than at the beginning of the year in Continental Europe, Hong Kong, Japan, and the United Kingdom. The strategy of the dividend-capture portion of the portfolio did not change during the year.

Our future strategy
In both mature and emerging economies, modest supply and recovering demand make for real estate fundamentals that are increasingly positive. This is resulting in improved operations and better company earnings reports. We think that the companies in our global investment universe will show a significant improvement in earnings in 2011, with good gains continuing in subsequent years, as the real estate and economic cycles remain on track. This should produce improved earnings visibility.

The capital markets worked to the advantage of publicly-traded global real estate companies this year, and are having a positive effect on property valuation. We expect capital to continue to be broadly available and attractively priced. Most public real estate companies have been able to strengthen their balance sheets on favorable terms, and are well

6  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

positioned to access reasonably-priced capital to take advantage of real estate opportunities as they arise.

The Fund’s portfolio includes companies we believe offer an attractive combination of favorable stock prices relative to our estimate of their values, current dividend income, high-quality properties, qualified managers, and the potential for long-term growth through a combination of internal growth and the ability to make attractive new investments or develop new properties. The portfolio is broadly-diversified by region and type of property.

LaSalle Investment Management (Securities), L.P.
LaSalle Investment Management Securities B.V.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  7

Portfolio of Investments

Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (98.7%)(c)
Issuer	Shares		Value(a)

Australia (20.9%)
Charter Hall Office REIT	353,541		$1,029,456
Commonwealth Property Office Fund	1,682,600	(d)	1,426,863
Dexus Property Group	4,610,868		3,745,184
GPT Group	1,311,819	(d)	3,940,439
Westfield Group	753,899		7,379,078
Westfield Retail Trust	931,716	(b)	2,446,471

Total			19,967,491

Canada (4.5%)
Allied Properties Real Estate Investment Trust	5,912		127,676
Canadian Apartment Properties REIT	13,598		233,677
Canadian Real Estate Investment Trust	54,519		1,697,228
First Capital Realty, Inc.	62,748	(d)	950,594
Northern Property Real Estate Investment Trust	13,079		379,231
RioCan Real Estate Investment Trust	40,930		902,807

Total			4,291,213

Finland (0.8%)
Sponda OYJ	145,458		755,500

France (9.5%)
Klepierre	46,833		1,690,059
Mercialys SA	26,438		993,119
Societe Immobiliere de Location pour l’Industrie et le Commerce	9,073		1,123,975
Unibail-Rodamco SE	26,296		5,202,569

Total			9,009,722

Hong Kong (6.3%)
Champion REIT	408,000		240,957
Great Eagle Holdings Ltd.	222,068	(d)	690,034
Hongkong Land Holdings Ltd.	418,141		3,018,978
Hysan Development Co., Ltd.	260,368		1,226,128
Sino Land Co., Ltd.	154,000		288,106
The Link REIT	154,015	(d)	478,572

Total			5,942,775

Italy (0.8%)
Beni Stabili SpA	858,242		728,755

Japan (10.3%)
Aeon Mall Co., Ltd.	59,600		1,594,925
Japan Logistics Fund, Inc.	73	(d)	688,734
Japan Real Estate Investment Corp.	140		1,450,878
Kenedix Realty Investment Corp.	109		511,698
Mitsubishi Estate Co., Ltd.	132,821		2,455,600
Mitsui Fudosan Co., Ltd.	89,000		1,769,403
Nippon Building Fund, Inc.	68	(d)	697,144
Tokyu REIT, Inc.	86		620,306

Total			9,788,688

Jersey (1.3%)
Atrium European Real Estate Ltd.	205,992		1,208,569

Netherlands (5.8%)
Corio NV	49,205		3,158,296
Eurocommercial Properties NV	160		7,367
VastNed Retail NV	15,730		1,093,028
Wereldhave NV	12,468		1,217,707

Total			5,476,398

Singapore (5.6%)
Ascendas Real Estate Investment Trust	529,276		854,937
CapitaCommercial Trust	789,000	(d)	923,526
CapitaLand Ltd.	923,000		2,672,126
Suntec Real Estate Investment Trust	773,139		904,962

Total			5,355,551

See accompanying Notes to Portfolio of Investments.

8  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Sweden (2.6%)
Castellum AB	88,951		$1,213,512
Hufvudstaden AB, Series A	42,940		502,824
Wihlborgs Fastigheter AB	26,077		755,631

Total			2,471,967

Switzerland (1.6%)
PSP Swiss Property AG	19,412	(b)	1,558,308

United Kingdom (11.6%)
Big Yellow Group PLC	133,958		731,918
British Land Co. PLC	308,853		2,525,966
Derwent London PLC	35,588		866,236
Hammerson PLC	243,259		1,582,498
Helical Bar PLC	47,216		209,828
Land Securities Group PLC	194,197		2,040,950
Metric Property Investments PLC	76,616	(b)	128,427
Minerva PLC	311,647	(b)	385,117
Segro PLC	367,419		1,640,834
Shaftesbury PLC	125,578		877,246

Total			10,989,020

United States (17.1%)
AMB Property Corp.	37,144		1,177,836
AvalonBay Communities, Inc.	13,187		1,484,197
BioMed Realty Trust, Inc.	79,543	(d)	1,483,477
Corporate Office Properties Trust	41,555	(d)	1,452,347
Douglas Emmett, Inc.	15,880	(d)	263,608
Equity Residential	31,026		1,611,801
Federal Realty Investment Trust	9,773		761,610
Kilroy Realty Corp.	34,428	(d)	1,255,589
Kimco Realty Corp.	36,044		650,234
LaSalle Hotel Properties	20,816	(d)	549,542
Plum Creek Timber Co., Inc.	9,064	(d)	339,447
Public Storage	13,213		1,340,062
Simon Property Group, Inc.	16,400		1,631,637
Taubman Centers, Inc.	24,309		1,227,118
Ventas, Inc.	19,900		1,044,352

Total			16,272,857

Total Common Stocks
(Cost: $86,407,793)			$93,816,814

Money Market Fund (0.8%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	794,751	(e)	$794,751

Total Money Market Fund
(Cost: $794,751)			$794,751

Investments of Cash Collateral Received
for Securities on Loan (8.6%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(f)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,167	0.400%	$5,000,000	$5,000,000
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$3,147,277	0.170	3,147,233	3,147,233

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $8,147,233)			$8,147,233

Total Investments in Securities
(Cost: $95,349,777)(g)			$102,758,798

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  9

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec. 31, 2010:

	Percentage of
Industry	net assets	Value(a)
Real Estate Investment Trusts (REITs)(1)	75.6%	$71,832,876
Real Estate Management & Development	23.1	21,983,938
Other(2)	9.4	8,941,984

Total		$102,758,798

(1)	Includes U.S. REITs as well as entities similar to REITs formed under the laws of non-U.S. countries.
(2)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	Affiliated Money Market Fund — See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859

10  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value(a)
Freddie Mac Reference REMIC	$2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$3,210,177

Total market value of collateral securities	$3,210,177

(g)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $104,941,217 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$543,151
Unrealized depreciation	(2,725,570)

Net unrealized depreciation	$(2,182,419)

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  11

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

12  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Fair Value Measurements (continued)

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Real Estate Investment Trusts (REITs)	$19,613,476	$52,219,400	$—	$71,832,876
Real Estate Management & Development	950,594	21,033,344	—	21,983,938

Total Equity Securities	20,564,070	73,252,744	—	93,816,814

Other
Affiliated Money Market Fund(c)	794,751	—	—	794,751
Investments of Cash Collateral Received for Securities on Loan	—	8,147,233	—	8,147,233

Total Other	794,751	8,147,233	—	8,941,984

Total	$21,358,821	$81,399,977	$—	$102,758,798

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.937.5449.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  13

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value*
Unaffiliated issuers (identified cost $86,407,793)	93,816,814
Affiliated money market fund (identified cost $794,751)	794,751
Investments of cash collateral received for securities on loan (identified cost $8,147,233)	8,147,233

Total investments in securities (identified cost $95,349,777)	102,758,798
Foreign currency holdings (identified cost $532,465)	538,150
Dividends and accrued interest receivable	416,211
Receivable for investment securities sold	1,318,803

Total assets	105,031,962

Liabilities
Payable for investment securities purchased	1,643,604
Payable upon return of securities loaned	8,147,233
Accrued investment management services fees	72,166
Accrued Stockholder account and registrar fees	897
Accrued administrative services fees	6,309
Accrued Stockholders’ meeting fees	25,445
Other accrued expenses	91,958

Total liabilities	9,987,612

Net assets applicable to outstanding Common Stock	$95,044,350

Represented by
Common stock — $.01 par value	$95,726
Additional paid-in capital	205,761,684
Excess of distributions over net investment income	(2,424,178)
Accumulated net realized gain (loss)	(115,801,132)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	7,412,250

Total — representing net assets applicable to outstanding capital stock	$95,044,350

Shares outstanding applicable to Common Stock	9,572,633

Net asset value per share of outstanding Common Stock	$9.93

Market price per share of Common Stock	$9.40

*Value of securities on loan	$7,806,514

The accompanying Notes to Financial Statements are an integral part of this statement.

14  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	4,847,928
Interest	1,420
Income distributions from affiliated money market fund	367
Income from securities lending — net	33,123
Foreign taxes withheld	(231,302)

Total income	4,651,536

Expenses:
Investment management services fees	800,065
Stockholder account and registrar fees	13,557
Administrative services fees	69,951
Compensation of board members	2,462
Custodian fees	52,273
Printing and postage	16,750
Professional fees	55,938
Stockholders’ meeting fees	23,500
Other	36,231

Total expenses	1,070,727

Investment income (loss) — net	3,580,809

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	2,847,987
Foreign currency transactions	101,765

Net realized gain (loss) on investments	2,949,752
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	8,471,378

Net gain (loss) on investments and foreign currencies	11,421,130

Net increase (decrease) in net assets resulting from operations	$15,001,939

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  15

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$3,580,809	$3,779,921
Net realized gain (loss) on investments	2,949,752	(47,047,031)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	8,471,378	63,947,534

Net increase (decrease) in net assets resulting from operations	15,001,939	20,680,424

Distributions to Stockholders from:
Net investment income	(7,024,521)	(6,488,521)

Capital share transactions
Value of shares issued for distributions (150,664 and 189,280 shares)	1,298,616	919,875
Cost of shares purchased in open market (63,859 and 266,895 shares)	(474,704)	(1,686,712)

Increase (decrease) in net assets from capital share transactions	823,912	(766,837)

Total increase (decrease) in net assets	8,801,330	13,425,066
Net assets at beginning of year	86,243,020	72,817,954

Net assets at end of year	$95,044,350	$86,243,020

Excess of distributions over net investment income	$(2,424,178)	$(2,442,157)

The accompanying Notes to Financial Statements are an integral part of this statement.

16  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total returns are not annualized for periods of less than one year.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  17

Financial Highlights (continued)

	Year ended Dec. 31,
Per share operating performance	2010	2009	2008	2007(a)
Net asset value, beginning of period	$9.09	$7.61	$18.29	$23.88	(b)

Income from investment operations:
Net investment income (loss)	.38	.39	.60	.35
Net gains (losses) (both realized and unrealized)	1.20	1.77	(9.42)	(4.95)

Total from investment operations	1.58	2.16	(8.82)	(4.60)

Offering costs	—	—	—	(.05)

Less distributions:
Distributions from net investment income	(.74)	(.68)	(.29)	(.35)
Distributions in excess of net investment income	—	—	—	(.53)
Tax return of capital	—	—	(1.46)	—

Total distributions	(.74)	(.68)	(1.75)	(.88)

Issuance of Common Stock in distributions	—	—	(.11)	(.06)

Net asset value, end of period	$9.93	$9.09	$7.61	$18.29

Market price, end of period	$9.40	$7.39	$5.60	$16.15

Total return:

Based upon net asset value	18.88%	34.15%	(50.17% )	(19.61%	)(c)

Based upon market price	38.42%	48.21%	(58.47% )	(32.20%	)(d)

Ratios to average net assets(e)
Total expenses	1.22%	1.41%	1.26%	1.18%	(f)

Net investment income (loss)	4.10%	5.15%	4.24%	2.82%	(f)

Supplemental data
Net assets, end of period (in millions)	$95	$86	$73	$166

Portfolio turnover rate	210%	255%	241%	134%

(a)	For the period from May 30, 2007 (commencement of operations) to Dec. 31, 2007.
(b)	Net asset value, beginning of period, of $23.875 reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
(c)	Since inception total return for net asset value (NAV) is from the opening of business on May 30, 2007, and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $23.88.
(d)	Since inception total return for market price is based on the initial offering price on May 25, 2007, which was $25.00 per share.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(f)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

18  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

RiverSource LaSalle International Real Estate Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended (1940 Act), as a non-diversified, closed-end management investment company. The Fund has 100 million authorized shares of common stock (Common Stock). The Fund’s Common Stock trades on the New York Stock Exchange (NYSE) under the symbol “SLS”.

The Fund’s primary investment objective is long-term capital appreciation and its secondary objective is current income. In seeking its objectives, the Fund invests at least 80% of its Managed Assets (the net asset value of the Fund’s outstanding Common Stock plus the liquidation preference of any issued and outstanding preferred shares (Preferred Stock) of the Fund and the principal amount of any borrowings used for leverage) in equity and equity-related securities issued by international real estate companies.

The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund’s shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund’s Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of Preferred Shares and/or borrowings, including the issuance of debt securities. The costs of issuing Preferred Stock and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of shares of Common Stock.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  19

Notes to Financial Statements (continued)

Valuation of securities
All securities are valued at the close of business of the NYSE. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Fund’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

20  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2010, foreign currency holdings consisted of multiple denominations.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to Stockholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  21

Notes to Financial Statements (continued)

Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to Stockholders
The Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to all distributions received by the Fund from its underlying portfolio investments (regardless of their characterization for tax purposes), less Fund expenses. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the components of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase/decrease in return of capital to Stockholders.

22  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations,

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  23

Notes to Financial Statements (continued)

which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Dec. 31, 2010
At Dec. 31, 2010, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
Risk exposure category	currency contracts
Foreign exchange contracts	$72

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
Risk exposure category	currency contracts
Foreign exchange contracts	$—

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $335,000 for the year ended Dec. 31, 2010.

4.	EXPENSES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager) is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadvisers. See Subadvisory and delegation agreements

24  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

below. The annual management fee rate is equal to 0.915% of the Fund’s average daily Managed Assets.

Subadvisory and delegation agreements
Under a subadvisory agreement between the Investment Manager and LaSalle Investment Management (Securities), L.P. (referred to as LaSalle U.S.) and a delegation agreement between LaSalle U.S. and LaSalle Investment Management Securities B.V. (collectively LaSalle), LaSalle is responsible for furnishing investment advice, research and assistance with respect to the Fund’s investments. The Investment Manager contracts with and compensates LaSalle U.S. for the provision of day-to-day portfolio management of the Fund’s assets. Under the subadvisory agreement, the Investment Manager pays LaSalle U.S. a fee equal to 0.49% of the Fund’s average daily Managed Assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily Managed Assets that declines from 0.08% to 0.05% as the Fund’s Managed Assets increase. The fee for the year ended Dec. 31, 2010 was 0.08% of the Fund’s average daily Managed Assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $108.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  25

Notes to Financial Statements (continued)

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $180,061,819 and $182,232,847, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6.	DIVIDEND INVESTMENT PLAN AND STOCK REPURCHASE PROGRAM

The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 150,664 shares were issued to Plan participants during the year ended Dec. 31, 2010 for proceeds of $1,298,616, a weighted average discount of 7.5% from the net asset value of those shares.

Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm’s policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per

26  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the NYSE on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments less Fund expenses. For the year ended Dec. 31, 2010, 63,859 shares were purchased in the open market at an aggregate cost of $474,704, which represented a weighted average discount of 17.0% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund also reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST.

7.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  27

Notes to Financial Statements (continued)

securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities valued at $7,806,514 were on loan, secured by cash collateral of $8,147,233 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $33,123 earned from securities lending for the year ended Dec. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $6,878,718 and $6,143,951, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the

28  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

9.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, post-October losses, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $3,461,691 and accumulated net realized loss has been increased by $3,461,691.

The tax character of distributions paid for the years indicated was as follows:

Year ended Dec. 31,	2010	2009
Ordinary income	$7,024,521	$6,488,521

At Dec. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$901,174
Undistributed accumulated long-term gain	—
Accumulated realized loss	(109,532,440)
Unrealized appreciation (depreciation)	(2,181,794)

For federal income tax purposes, the Fund had a capital loss carry-over of $109,532,440 at Dec. 31, 2010, that if not offset by capital gains will expire as follows:

2015	2016	2017	2018

$6,138,672	$40,987,419	$58,101,454	$4,304,895

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  29

Notes to Financial Statements (continued)

10.	RISKS RELATING TO CERTAIN INVESTMENTS

Active management risk
The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other funds with similar investment objectives.

Non-diversification risk
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund’s performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Foreign currency risk
Foreign currency risk results from constantly changing exchange rates between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Real estate industry risk
Because of the Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs. REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

30  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Risks of foreign investing
Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Emerging markets risk includes the dramatic pace of change in these countries as well as the other considerations listed above. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in emerging markets.

Small and mid-sized company risk
Investments in small and mid-size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of small and mid-size companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

11.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

On Feb. 15, 2011, Stockholders of RiverSource LaSalle International Real Estate Fund, Inc. at a Special Meeting of Stockholders (the Special Meeting) approved a proposal that the Fund be acquired by Columbia Real Estate Equity Fund (the Open-End Fund), an open-end fund which is a series of Columbia Funds Series Trust I (the Acquisition). Both the Fund and the Open-End Fund are managed by Columbia Management Investment Advisers, LLC. As consideration for their shares, holders of the Fund’s Common Stock will receive Class Z shares of the Open-End Fund with a value equal to the net asset value of their shares of the Fund’s Common Stock on the closing date of the Acquisition, which is

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  31

Notes to Financial Statements (continued)

anticipated to occur on or about April 8, 2011. Redemptions and exchanges of shares of the Open-End Fund issued pursuant to the Acquisition would be subject to a redemption fee of 2% for a period of one year following the closing date of the Acquisition.

12.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

32  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  33

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
RiverSource LaSalle International Real Estate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource LaSalle International Real Estate Fund, Inc. (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

34  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource LaSalle International Real Estate Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  35

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	28.92%
Dividends Received Deduction for corporations	0.11%
U.S. Government Obligations	0.00%
Foreign Taxes Paid	$188,865
Foreign Source Income	$3,471,318

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to Stockholders on the sale of shares.

36  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Board Members and Officers

Stockholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 2008	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since November 2008	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since November 2008	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board and Board member since November 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 2007	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  37

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 2007	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since November 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

38  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member and Vice President since November 2008	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  39

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since May 2010	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since November 2008	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since January 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

40  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since November 2008	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since May 2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since May 2010	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since May 2010	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  41

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer and Identity Theft Prevention Officer since November 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

42  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT

Proxy Results

Special Meeting of Stockholders held on February 15, 2011.
(Unaudited)

A Special Meeting of Stockholders was held on February 15, 2011. Stockholders voted in favor of the Board’s proposal. A brief description of the proposal voted upon at the meeting and the number of shares voted for, against or withheld, as to the proposal is set forth below.

Proposal
To approve an Agreement and Plan of Reorganization between RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund, RiverSource LaSalle International Real Estate Fund and Columbia Real Estate Equity Fund.

Shares Voted	Shares Voted
“For”	“Against”	Abstentions
5,266,811.828	363,639	75,145

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting columbiamanagement.com. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND — 2010 ANNUAL REPORT  43

RiverSource LaSalle International Real Estate Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports and other regulatory filings by contacting your financial advisor or American Stock Transfer & Trust Company at 800.937.5449. These reports and other filings can also be found on the Securities and Exchange Commission’s EDGAR Data base, you should read these reports and other filings carefully before investing. The Fund is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.
©2011 Columbia Management Investment Advisers, LLC	SL-9909 C (3/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource LaSalle International Real Estate Fund, Inc. were as follows:
2010: $34,987                                          2009: $34,625
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review and other consultations and services required to complete the audit for RiverSource LaSalle International Real Estate Fund, Inc. were as follows:
2010: $5,386                                         2009: $2,109
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000                                         2009: $0
(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to RiverSource LaSalle International Real Estate Fund, Inc. were as follows:
2010: $5,014                                         2009: $3,498
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:
2010: $95,840                                         2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to RiverSource LaSalle International Real Estate Fund, Inc. were as follows:
2010: $0                                         2009: $0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:
2010: $0                                         2009: $0
(e)	(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.
(f)	Not applicable.
(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:
2010: $2,976,201                                         2009: $804,293
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Proxy Voting
General guidelines, policies and procedures
These Proxy Voting Policies and Procedures apply only to the funds and portfolios (the “Funds”) that historically bore the RiverSource or Seligman brands, including those renamed to bear the “Columbia” brand effective September 27, 2010.
The Funds uphold a long tradition of supporting sound and principled corporate governance. For more than 30 years, the Funds’ Boards of Trustees/Directors (“Board”), which consist of a majority of independent Board members, has determined policies and voted proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provide support to the Board in connection with the proxy voting process.
General Guidelines
The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:
Election of Directors
•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.
Defense mechanisms
The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis,
Auditors
The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.
Management compensation issues
The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.
The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.
Social and corporate policy issues
The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.
Policy and Procedures
The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of Columbia

Management or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.
The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on Columbia Management investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from an independent research firm. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.
On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.
The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).
Voting in countries outside the United States (non-U.S. countries)
Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.
Securities on loan
The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the Funds’ ownership position is more significant, the Board has established a guideline to direct Columbia Management to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.
Investment in affiliated funds
Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Other Accounts Managed
			Approximate		Ownership
		Number and type	Total Net Assets	Performance	of Fund
Fund	Portfolio Manager	of account	(excluding the fund)	Based Accounts	Shares
For funds with fiscal period ending December 31
RiverSource LaSalle International Real Estate
LaSalle Securities:
	Stan J. Kraska	2 RICs	$0.05 billion	4 other accounts	$50,001-$100,000
		16 PIVs	$6.89 billion	($0.46 billion)
		24 Other accounts	$2.41 billion
	George J. Noon	2 RICs	$0.05 billion	4 other accounts	None
		16 PIVs	$6.89 billion	($0.46 billion)
		24 Other accounts	$2.41 billion
	Keith R. Pauley	2 RICs	$0.05 billion	4 other accounts	$10,001-$50,000
		16 PIVs	$6.89 billion	($0.46 billion)
		24 Other accounts	$2.41 billion
	Ernst Jan de Leeuw	1 RICs	$0.01 billion	2 other accounts	None
		16 PIVs	$6.97 billion	($0.30 billion)
		12 Other accounts	$1.18 billion
Potential Conflicts of Interest:
Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team’s management of a Fund’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.
Structure of Compensation:
Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT-Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.
In addition, equity ownership in Jones Lang LaSalle, the subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program —credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan — program through which employees may elect to purchase shares of Jones Land LaSalle through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units, based on the strength of their individual contributions.
Potential Conflicts of Interest:

(16)	LaSalle: Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team’s management of a Fund’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.
Structure of Compensation:
(38)	LaSalle: Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT-Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program —credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan — program through which employees may elect to purchase shares of Jones Land LaSalle through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units, based on the strength of their individual contributions.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. None.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource LaSalle International Real Estate Fund, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	February 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	February 23, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date	February 23, 2011